Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2017

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)	13
Net Operating Income (“NOI”)	14
NOI - By Segment	15-16
Same Store Results - By Segment	17-20
Consolidated Joint Ventures and Fund	21-23
Unconsolidated Joint Ventures	24-26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32-33
Top Tenants and Industry Diversification	34
Leasing Activity	35-36
Lease Expirations	37-40
Cash Basis Capital Expenditures	41-42

Definitions	43-44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Peter Brindley	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Chris Lucas	Vin Chao
Bank of America Merrill Lynch	BTIG	Capital One	Deutsche Bank
(646) 855-5808	(212) 738-6140	(571) 633-8151	(212) 250-6799

Steve Sakwa	Andrew Rosivach	Jed Reagan	Richard Anderson
Evercore ISI	Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.
(212) 446-9462	(212) 902-2796	(949) 640-8780	(212) 205-8445

Vikram Malhotra	Nick Yulico	Blaine Heck
Morgan Stanley	UBS	Wells Fargo
(212) 761-7064	(212) 713-3402	(443) 263-6529

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE
(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2018
	Low	High
Estimated net income attributable to common stockholders	$0.02	$0.06
Our share of depreciation and amortization	0.90	0.90

Estimated core FFO	$0.92	$0.96

Assumptions
Leasing Activity (square feet)	500,000	700,000
PGRE’s share of Same Store leased occupancy (2) at year end	94.0%	96.0%
Increase in PGRE’s share of Same Store Cash NOI (2)	7.0%	10.0%
Increase in PGRE’s share of Same Store NOI (2)	6.5%	9.5%
PGRE’s share of Cash NOI (2)	349,000	354,000
PGRE’s share of NOI (2)	412,000	419,000
PGRE’s share of straight-line rent and above and below-market lease revenue, net	63,000	65,000
Fee income, net of income taxes	17,000	18,000
PGRE’s share of interest and debt expense, including amortization of deferred financing costs	(130,000)	(128,000)
General and administrative expenses	(58,000)	(56,000)

(1)	The Company is providing Estimated Core FFO Guidance for the full year of 2018, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with GAAP. The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the Company’s earnings release issued on February 15, 2018 and otherwise referenced during the Company’s conference call scheduled for February 16, 2018. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the straight-lining of rental income and the amortization of above and below-market leases. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above.
(2)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Year Ended
SELECTED FINANCIAL DATA	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Net (loss) income attributable to common stockholders	$(6,793)	$(6,489)	$(10,214)	$86,381	$(9,934)
Per share—basic and diluted	$(0.03)	$(0.03)	$(0.04)	$0.37	$(0.05)
PGRE’s share of Cash NOI (1)	$83,619	$77,224	$83,813	$331,985	$309,148
PGRE’s share of NOI (1)	$96,737	$90,763	$95,337	$392,644	$386,418

Same Store Cash NOI		% Change	Same Store NOI			% Change
Three Months Ended December 31, 2017 vs. December 31, 2016		14.8%	Three Months Ended December 31, 2017 vs. December 31, 2016			7.7%
Year Ended December 31, 2017 vs. December 31, 2016		10.6%	Year Ended December 31, 2017 vs. December 31, 2016			(0.8%)
Core FFO attributable to common stockholders (1)	$51,633	$39,030	$52,369	$210,072	$183,579
Per share—diluted	$0.22	$0.17	$0.22	$0.89	$0.84
FAD attributable to common stockholders (1)	$28,942	$17,822	$25,197	$121,590	$77,260
Dividends paid to common stockholders	$22,841	$21,851	$22,807	$90,266	$83,804

COMMON SHARE DATA

	Three Months Ended
Share Price:	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
High	$16.61	$16.79	$17.25	$17.58	$16.74
Low	$15.49	$15.14	$15.32	$15.87	$14.58
Closing (end of period)	$15.85	$16.00	$16.00	$16.21	$15.99
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.4%	2.4%	2.4%	2.3%	2.4%

PORTFOLIO STATISTICS

	Three Months Ended
	December 31, 2017	September 30, 2017	December 31, 2016
Leased % (1)	93.5%	92.3%	92.7%

Same Store Leased %		% Change
December 31, 2017 vs. September 30, 2017		1.2%
December 31, 2017 vs. December 31, 2016		1.3%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31, 2017	December 31, 2016
ASSETS:
Real estate, at cost
Land	$2,209,506	$2,091,535
Buildings and improvements	6,119,969	5,757,558

	8,329,475	7,849,093
Accumulated depreciation and amortization	(487,945)	(318,161)

Real estate, net	7,841,530	7,530,932
Cash and cash equivalents	219,381	162,965
Restricted cash	31,044	29,374
Investments in unconsolidated joint ventures	44,762	6,411
Investments in unconsolidated real estate funds	7,253	28,173
Preferred equity investments, net	35,817	55,051
Marketable securities	29,039	22,393
Accounts and other receivables, net	17,082	15,251
Deferred rent receivable	220,826	163,695
Deferred charges, net	98,645	71,184
Intangible assets, net	352,206	412,225
Assets held for sale	—	346,685
Other assets	20,076	22,829

Total Assets	$8,917,661	$8,867,168

LIABILITIES:
Notes and mortgages payable, net	$3,541,300	$3,364,898
Revolving credit facility	—	230,000
Due to affiliates	27,299	27,299
Accounts payable and accrued expenses	117,630	103,896
Dividends and distributions payable	25,211	25,151
Intangible liabilities, net	130,028	153,018
Other liabilities	54,109	76,959

Total Liabilities	3,895,577	3,981,221

EQUITY:
Paramount Group, Inc. equity	4,176,741	3,990,005
Noncontrolling interests in:
Consolidated joint ventures	404,997	253,788
Consolidated real estate fund	14,549	64,793
Operating Partnership	425,797	577,361

Total Equity	5,022,084	4,885,947

Total Liabilities and Equity	$8,917,661	$8,867,168

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
REVENUES:
Property rentals	$142,639	$127,041	$141,801	$554,907	$498,057
Straight-line rent adjustments	10,924	14,725	11,408	54,453	82,568
Amortization of above and below-market leases, net	5,359	2,943	3,175	19,523	9,536

Rental income	158,922	144,709	156,384	628,883	590,161
Tenant reimbursement income	13,657	11,842	14,053	52,418	44,943
Fee income (see details on page 9)	4,374	5,363	5,834	24,212	16,931
Other income (see details on page 9)	3,304	4,888	3,499	13,454	31,306

Total revenues	180,257	166,802	179,770	718,967	683,341
EXPENSES:
Operating	68,440	63,076	68,264	266,136	250,040
Depreciation and amortization	67,894	60,975	66,515	266,037	269,450
General and administrative (see details on page 9)	16,953	14,175	14,470	61,577	53,510
Transaction related costs	976	679	274	2,027	2,404

Total expenses	154,263	138,905	149,523	595,777	575,404
Operating income	25,994	27,897	30,247	123,190	107,937
Income from unconsolidated joint ventures	1,042	2,122	671	20,185	7,413
(Loss) income from unconsolidated real estate funds	(90)	2,042	(3,930)	(6,143)	(498)
Interest and other income (loss), net (see details on page 9)	2,951	1,905	(17,668)	(9,031)	6,934
Interest and debt expense (see details on page 9)	(36,194)	(39,732)	(35,733)	(143,762)	(153,138)
Loss on early extinguishment of debt	—	(4,608)	—	(7,877)	(4,608)
Gain on sale of real estate	—	—	—	133,989	—
Unrealized gain on interest rate swaps	—	10,153	—	1,802	39,814

Net (loss) income before income taxes	(6,297)	(221)	(26,413)	112,353	3,854
Income tax (expense) benefit	(935)	(2,602)	1,010	(5,177)	(1,785)

Net (loss) income	(7,232)	(2,823)	(25,403)	107,176	2,069
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(664)	(5,361)	14,217	10,365	(15,423)
Consolidated real estate fund	398	497	(114)	(19,797)	1,316
Operating Partnership	705	1,198	1,086	(11,363)	2,104

Net (loss) income attributable to common stockholders	$(6,793)	$(6,489)	$(10,214)	$86,381	$(9,934)

Weighted average common shares outstanding:
Basic	239,997,181	223,221,284	239,445,810	236,372,801	218,053,062

Diluted	239,997,181	223,221,284	239,445,810	236,401,548	218,053,062

(Loss) income per common share:
Basic	$(0.03)	$(0.03)	$(0.04)	$0.37	$(0.05)

Diluted	$(0.03)	$(0.03)	$(0.04)	$0.37	$(0.05)

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Year Ended
Fee Income:	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Property management	$1,521	$1,484	$1,673	$6,336	$5,948
Asset management	1,959	2,254	1,997	8,581	7,754
Acquisition and disposition	725	1,249	1,475	7,770	2,026
Other	169	376	689	1,525	1,203

Total fee income	$4,374	$5,363	$5,834	$24,212	$16,931

	Three Months Ended			Year Ended
Other Income:	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Lease termination income	$274	$2,502	$954	$2,189	$17,010
Other (primarily tenant requested services, including overtime heating and cooling)	3,030	2,386	2,545	11,265	14,296

Total other income	$3,304	$4,888	$3,499	$13,454	$31,306

	Three Months Ended			Year Ended
General and Administrative:	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Cash general and administrative	$9,649	$11,416	$9,833	$39,045	$40,769
Non-cash general and administrative - stock based compensation expense	3,100	2,512	3,825	14,792	9,423
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	1,578	247	812	5,114	444
Severance costs	2,626	—	—	2,626	2,874

Total general and administrative	$16,953	$14,175	$14,470	$61,577	$53,510

	Three Months Ended			Year Ended
Interest and Other Income (Loss):	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Valuation allowance on preferred equity investment (1)	$—	$—	$(19,588)	$(19,588)	$—
Preferred equity investment income (2)	860	1,417	961	4,187	5,716
Interest income	513	241	147	1,256	774
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	1,578	247	812	5,114	444

Total interest and other income (loss), net	$2,951	$1,905	$(17,668)	$(9,031)	$6,934

(1)	Represents the valuation allowance on 2 Herald Square, our preferred equity investment in PGRESS Equity Holdings L.P., of which our 24.4% share is $4,780 and $14,808 was attributable to noncontrolling interests.
(2)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $210, $346 and $243 for the three months ended December 31, 2017 and 2016, and September 30, 2017, respectively and $1,029 and $1,393 for the years ended December 31, 2017 and 2016, respectively.

	Three Months Ended			Year Ended
Interest and Debt Expense:	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Interest expense	$33,373	$37,049	$32,914	$132,574	$146,334
Amortization of deferred financing costs	2,821	2,683	2,819	11,188	6,804

Total interest and debt expense	$36,194	$39,732	$35,733	$143,762	$153,138

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(7,232)	$(2,823)	$(25,403)	$107,176	$2,069
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	69,915	62,451	68,523	273,938	275,653
Gain on sale of Waterview	—	—	—	(110,583)	—

FFO (1)	62,683	59,628	43,120	270,531	277,722
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(9,965)	(11,294)	5,152	(19,748)	(41,320)
Consolidated real estate fund	398	272	(114)	(20,132)	419

FFO attributable to Paramount Group Operating Partnership	53,116	48,606	48,158	230,651	236,821
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,995)	(7,572)	(4,628)	(25,093)	(41,681)

FFO attributable to common stockholders (1)	$48,121	$41,034	$43,530	$205,558	$195,140

Per diluted share	$0.20	$0.18	$0.18	$0.87	$0.89

FFO	$62,683	$59,628	$43,120	$270,531	$277,722
Non-core items:
Severance costs	2,626	—	—	2,626	2,874
Transaction related costs	976	679	274	2,027	2,404
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of basis)	176	—	691	(14,205)	—
Realized and unrealized loss (gain) from unconsolidated real estate funds	99	(1,911)	4,034	6,380	607
After-tax net gain on sale of residential condominium land parcel	—	—	—	(21,568)	—
Valuation allowance on preferred equity investment	—	—	19,588	19,588	—
Loss on early extinguishment of debt	—	4,608	—	7,877	4,608
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(10,930)	—	(2,750)	(41,869)

Core FFO (1)	66,560	52,074	67,707	270,506	246,346
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(9,965)	(6,114)	(9,656)	(35,022)	(23,890)
Consolidated real estate fund	398	272	(114)	156	419

Core FFO attributable to Paramount Group Operating Partnership	56,993	46,232	57,937	235,640	222,875
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,360)	(7,202)	(5,568)	(25,568)	(39,296)

Core FFO attributable to common stockholders (1)	$51,633	$39,030	$52,369	$210,072	$183,579

Per diluted share	$0.22	$0.17	$0.22	$0.89	$0.84

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	239,997,181	223,221,284	239,445,810	236,372,801	218,053,062
Effect of dilutive securities	37,360	23,141	24,653	28,747	15,869

Denominator for FFO and Core FFO per diluted share	240,034,541	223,244,425	239,470,463	236,401,548	218,068,931

(1)	See page 43 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of Core FFO to FAD:
Core FFO	$66,560	$52,074	$67,707	$270,506	$246,346
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	3,100	2,512	3,825	14,792	9,423
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,895	2,734	2,891	11,645	7,008
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(5,196)	(2,943)	(3,017)	(18,912)	(9,536)
Expenditures to maintain assets	(8,623)	(7,600)	(2,861)	(19,038)	(20,516)
Second generation tenant improvements and leasing commissions	(10,744)	(11,704)	(22,698)	(50,717)	(58,451)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,765)	(14,756)	(11,402)	(54,886)	(82,724)

FAD (1)	37,227	20,317	34,445	153,390	91,550
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(5,687)	522	(6,454)	(17,124)	1,943
Consolidated real estate fund	407	272	(115)	164	419

FAD attributable to Paramount Group Operating Partnership	31,947	21,111	27,876	136,430	93,912
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,005)	(3,289)	(2,679)	(14,840)	(16,652)

FAD attributable to common stockholders (1) (2)	$28,942	$17,822	$25,197	$121,590	$77,260

(1)	See page 43 for our definition of this measure.
(2)	FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of net (loss) income to EBITDA and Adjusted EBITDA:
Net (loss) income	$(7,232)	$(2,823)	$(25,403)	$107,176	$2,069
Add (subtract) adjustments to arrive at EBITDA and Adjusted EBITDA:
Depreciation and amortization (including our share of unconsolidated joint ventures)	69,915	62,451	68,523	273,938	275,653
Interest and debt expense (including our share of unconsolidated joint ventures)	37,869	41,177	37,392	150,593	158,805
Income tax expense (benefit) (including our share of unconsolidated joint ventures)	935	2,602	(1,010)	5,177	1,786

EBITDA (1)	101,487	103,407	79,502	536,884	438,313
Less EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(16,684)	(18,379)	(1,294)	(43,564)	(69,328)
Consolidated real estate fund	398	268	(111)	(20,130)	414

PGRE’s share of EBITDA (1)	$85,201	$85,296	$78,097	$473,190	$369,399

EBITDA	$101,487	$103,407	$79,502	$536,884	$438,313
Add (subtract) adjustments to arrive at Adjusted EBITDA:
Severance costs	2,626	—	—	2,626	2,874
Transaction related costs	976	679	274	2,027	2,404
EBITDA from real estate funds	554	(1,732)	3,801	5,926	976
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of basis)	176	—	691	(14,205)	—
Gain on sale of Waterview	—	—	—	(110,583)	—
Pre-tax net gain on sale of residential condominium land parcel	—	—	—	(23,406)	—
Valuation allowance on preferred equity investment	—	—	19,588	19,588	—
Loss on early extinguishment of debt	—	4,608	—	7,877	4,608
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(10,930)	—	(2,750)	(41,869)

Adjusted EBITDA (1)	105,819	96,032	103,856	423,984	407,306
Less Adjusted EBITDA attributable to noncontrolling interests in:
Consolidated joint ventures	(16,685)	(13,199)	(16,101)	(58,838)	(51,897)
Consolidated real estate fund	—	—	3	384	—

PGRE’s share of Adjusted EBITDA (1)	$89,134	$82,833	$87,758	$365,530	$355,409

(1)	See page 43 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Three Months Ended			Year Ended
	December 31, 2017	December 31, 2016	September 30, 2017	December 31, 2017	December 31, 2016
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,232)	$(2,823)	$(25,403)	$107,176	$2,069
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	67,894	60,975	66,515	266,037	269,450
General and administrative	16,953	14,175	14,470	61,577	53,510
Interest and debt expense	36,194	39,732	35,733	143,762	153,138
Loss on early extinguishment of debt	—	4,608	—	7,877	4,608
Transaction related costs	976	679	274	2,027	2,404
Income tax expense (benefit)	935	2,602	(1,010)	5,177	1,785
NOI from unconsolidated joint ventures	4,869	4,257	4,993	19,643	17,195
Income from unconsolidated joint ventures	(1,042)	(2,122)	(671)	(20,185)	(7,413)
Loss (gain) from unconsolidated real estate funds	90	(2,042)	3,930	6,143	498
Fee income	(4,374)	(5,363)	(5,834)	(24,212)	(16,931)
Interest and other (income) loss, net	(2,951)	(1,905)	17,668	9,031	(6,934)
Gain on sale of real estate	—	—	—	(133,989)	—
Unrealized gain on interest rate swaps	—	(10,153)	—	(1,802)	(39,814)

NOI (1)	112,312	102,620	110,665	448,262	433,565
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,928)	(12,125)	(15,307)	(55,464)	(47,561)
Consolidated real estate fund	353	268	(21)	(154)	414

PGRE’s share of NOI (1)	$96,737	$90,763	$95,337	$392,644	$386,418

NOI (1)	$112,312	$102,620	$110,665	$448,262	$433,565
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,765)	(14,756)	(11,402)	(54,886)	(82,724)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(5,196)	(2,943)	(3,017)	(18,912)	(9,536)

Cash NOI (1)	96,351	84,921	96,246	374,464	341,305
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,085)	(7,965)	(12,412)	(42,325)	(32,571)
Consolidated real estate fund	353	268	(21)	(154)	414

PGRE’s share of Cash NOI (1)	$83,619	$77,224	$83,813	$331,985	$309,148

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT
(unaudited and in thousands)

	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,232)	$3,110	$3,817	$785	$(14,944)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	67,894	38,203	5,453	23,724	514
General and administrative	16,953	—	—	—	16,953
Interest and debt expense	36,194	22,604	—	12,383	1,207
Transaction related costs	976	—	—	—	976
Income tax expense (benefit)	935	—	—	(7)	942
NOI from unconsolidated joint ventures	4,869	4,737	—	—	132
Income from unconsolidated joint ventures	(1,042)	(971)	—	—	(71)
Loss from unconsolidated real estate funds	90	—	—	—	90
Fee income	(4,374)	—	—	—	(4,374)
Interest and other income, net	(2,951)	(15)	(4)	(123)	(2,809)

NOI (1)	112,312	67,668	9,266	36,762	(1,384)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,928)	—	—	(15,928)	—
Consolidated real estate fund	353	—	—	—	353

PGRE’s share of NOI for the three months ended December 31, 2017	$96,737	$67,668	$9,266	$20,834	$(1,031)

PGRE’s share of NOI for the three months ended December 31, 2016	$90,763	$63,272	$14,670	$14,463	$(1,642)

NOI (1)	$112,312	$67,668	$9,266	$36,762	$(1,384)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(10,765)	(8,325)	311	(2,724)	(27)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(5,196)	720	(549)	(5,367)	—

Cash NOI (1)	96,351	60,063	9,028	28,671	(1,411)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,085)	—	—	(13,085)	—
Consolidated real estate fund	353	—	—	—	353

PGRE’s share of Cash NOI for the three months ended December 31, 2017	$83,619	$60,063	$9,028	$15,586	$(1,058)

PGRE’s share of Cash NOI for the three months ended December 31, 2016	$77,224	$55,971	$13,188	$9,734	$(1,669)

(1)	See page 43 for our definition of this measure.

NOI - BY SEGMENT
(unaudited and in thousands)

	Year Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$107,176	$27,031	$126,054	$5,727	$(51,636)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	266,037	153,337	21,484	89,088	2,128
General and administrative	61,577	—	—	—	61,577
Interest and debt expense	143,762	89,358	2,724	45,366	6,314
Loss on early extinguishment of debt	7,877	—	5,162	2,715	—
Transaction related costs	2,027	—	—	—	2,027
Income tax expense	5,177	—	—	2	5,175
NOI from unconsolidated joint ventures	19,643	19,143	—	—	500
Income from unconsolidated joint ventures	(20,185)	(19,920)	—	—	(265)
Loss from unconsolidated real estate funds	6,143	—	—	—	6,143
Fee income	(24,212)	—	—	—	(24,212)
Interest and other loss (income), net	9,031	(113)	(40)	(325)	9,509
Gain on sale of real estate	(133,989)	—	(110,583)	—	(23,406)
Unrealized gain on interest rate swaps	(1,802)	—	—	(1,802)	—

NOI (1)	448,262	268,836	44,801	140,771	(6,146)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(55,464)	—	—	(55,464)	—
Consolidated real estate funds	(154)	—	—	—	(154)

PGRE’s share of NOI for the year ended December 31, 2017	$392,644	$268,836	$44,801	$85,307	$(6,300)

PGRE’s share of NOI for the year ended December 31, 2016	$386,418	$290,223	$53,668	$49,363	$(6,836)

NOI (1)	$448,262	$268,836	$44,801	$140,771	$(6,146)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(54,886)	(38,293)	(979)	(15,592)	(22)
Amortization of above and below-market leases, net	(18,912)	4,737	(2,193)	(21,456)	—

Cash NOI (1)	374,464	235,280	41,629	103,723	(6,168)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(42,325)	—	—	(42,325)	—
Consolidated real estate funds	(154)	—	—	—	(154)

PGRE’s share of Cash NOI for the year ended December 31, 2017	$331,985	$235,280	$41,629	$61,398	$(6,322)

PGRE’s share of Cash NOI for the year ended December 31, 2016	$309,148	$235,088	$46,692	$34,228	$(6,860)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended December 31, 2017	$83,619	$60,063	$9,028	$15,586	$(1,058)
Acquisitions (2)	(4,975)	(845)	—	(4,130)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(388)	(191)	—	(197)	—
Other, net	5	6	—	(1)	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended December 31, 2017	$78,261	$59,033	$9,028	$11,258	$(1,058)

	Three Months Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended December 31, 2016	$77,224	$55,971	$13,188	$9,734	$(1,669)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,345)	—	(6,345)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,469)	(2,437)	—	(32)	—
Other, net	(243)	—	—	—	(243)

PGRE’s share of Same Store Cash NOI (1) for the three months ended December 31, 2016	$68,167	$53,534	$6,843	$9,702	$(1,912)

Increase in PGRE’s share of Same Store Cash NOI	$10,094	$5,499	$2,185	$1,556	$854

% Increase	14.8%	10.3%	31.9%	16.0%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and One Front Street and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended December 31, 2017	$96,737	$67,668	$9,266	$20,834	$(1,031)
Acquisitions (2)	(6,871)	(676)	—	(6,195)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(388)	(191)	—	(197)	—
Other, net	(509)	(4)	—	(505)	—

PGRE’s share of Same Store NOI (1) for the three months ended December 31, 2017	$88,969	$66,797	$9,266	$13,937	$(1,031)

	Three Months Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended December 31, 2016	$90,763	$63,272	$14,670	$14,463	$(1,642)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,295)	—	(6,295)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,469)	(2,437)	—	(32)	—
Other, net	610	1,126	22	(295)	(243)

PGRE’s share of Same Store NOI (1) for the three months ended December 31, 2016	$82,609	$61,961	$8,397	$14,136	$(1,885)

Increase (decrease) in PGRE’s share of Same Store NOI	$6,360	$4,836	$869	$(199)	$854

% Increase (decrease)	7.7%	7.8%	10.3%	(1.4%)

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and One Front Street and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

SAME STORE CASH NOI (1)	Year Ended December 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the year ended December 31, 2017	$331,985	$235,280	$41,629	$61,398	$(6,322)
Acquisitions (2)	(25,536)	(3,105)	—	(22,431)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,381)	(1,097)	—	(1,284)	—
Other, net	(50)	50	—	23	(123)

PGRE’s share of Same Store Cash NOI (1) for the year ended December 31, 2017	$304,018	$231,128	$41,629	$37,706	$(6,445)

	Year Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the year ended December 31, 2016	$309,148	$235,088	$46,692	$34,228	$(6,860)
Acquisitions	—	—	—	—	—
Dispositions (3)	(16,753)	—	(16,753)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(17,040)	(16,859)	—	(181)	—
Other, net	(536)	311	4	—	(851)

PGRE’s share of Same Store Cash NOI (1) for the year ended December 31, 2016	$274,819	$218,540	$29,943	$34,047	$(7,711)

Increase in PGRE’s share of Same Store Cash NOI	$29,199	$12,588	$11,686	$3,659	$1,266

% Increase	10.6%	5.8%	39.0%	10.7%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and One Front Street and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT
(unaudited and in thousands)

	Year Ended December 31, 2017
SAME STORE NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the year ended December 31, 2017	$392,644	$268,836	$44,801	$85,307	$(6,300)
Acquisitions (2)	(35,852)	(2,594)	—	(33,258)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(2,381)	(1,097)	—	(1,284)	—
Other, net	(1,053)	234	—	(1,164)	(123)

PGRE’s share of Same Store NOI (1) for the year ended December 31, 2017	$353,358	$265,379	$44,801	$49,601	$(6,423)

	Year Ended December 31, 2016
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the year ended December 31, 2016	$386,418	$290,223	$53,668	$49,363	$(6,836)
Acquisitions	—	—	—	—	—
Dispositions (3)	(16,623)	—	(16,623)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(17,040)	(16,859)	—	(181)	—
Other, net	3,331	4,373	26	(217)	(851)

PGRE’s share of Same Store NOI (1) for the year ended December 31, 2016	$356,086	$277,737	$37,071	$48,965	$(7,687)

(Decrease) increase in PGRE’s share of Same Store NOI	$(2,728)	$(12,358)	$7,730	$636	$1,264

% (Decrease) increase	(0.8%)	(4.4%)	20.9%	1.3%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and One Front Street and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2017					As of December 31, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund (2)	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund (2)
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	24.4%	12.9%
ASSETS:
Real estate, net	$1,726,800	$1,246,427	$480,373	$—	$—	$1,264,387	$1,264,387	$—	$72,423
Cash and cash equivalents	46,839	24,658	21,792	389	656	9,661	9,236	425	2,525
Restricted cash	8,163	8,163	—	—	—	1,868	1,868	—	3,000
Preferred equity investments, net	35,817	—	—	35,817	—	55,051	—	55,051	—
Investments in unconsolidated joint ventures	—	—	—	—	16,031	—	—	—	—
Accounts and other receivables, net	2,548	1,423	1,125	—	2	548	548	—	147
Deferred rent receivable	44,000	43,332	668	—	—	32,103	32,103	—	—
Deferred charges, net	8,123	7,508	615	—	—	5,966	5,966	—	—
Intangible assets, net	66,112	39,421	26,691	—	—	52,139	52,139	—	—
Other assets	908	747	161	—	10	14,048	14,046	2	426

Total Assets	$1,939,310	$1,371,679	$531,425	$36,206	$16,699	$1,435,771	$1,380,293	$55,478	$78,521

LIABILITIES:
Notes and mortgages payable, net	$1,196,607	$968,607	$228,000	$—	$—	$872,960	$872,960	$—	$—
Accounts payable and accrued expenses	21,134	14,876	6,205	53	62	19,952	19,934	18	1,125
Intangible liabilities, net	46,365	36,793	9,572	—	—	48,654	48,654	—	—
Other liabilities	156	149	7	—	—	24,782	24,782	—	3,000

Total Liabilities	1,264,262	1,020,425	243,784	53	62	966,348	966,330	18	4,125

EQUITY:
Paramount Group, Inc. equity	270,051	172,182	88,695	9,174	2,088	215,635	201,928	13,707	9,603
Noncontrolling interests	404,997	179,072	198,946	26,979	14,549	253,788	212,035	41,753	64,793

Total Equity	675,048	351,254	287,641	36,153	16,637	469,423	413,963	55,460	74,396

Total Liabilities and Equity	$1,939,310	$1,371,679	$531,425	$36,206	$16,699	$1,435,771	$1,380,293	$55,478	$78,521

(1)	Acquired on July 17, 2017.
(2)	On May 5, 2017, Residential Development Fund (“RDF”) sold 80.0% of the equity interests in 75 Howard Street, a fully-entitled residential condominium land parcel (“75 Howard”) in San Francisco, California. Subsequent to the sale, RDF deconsolidated its investment in 75 Howard and began accounting for the remaining 20.0% under the equity method of accounting, however, we continue to consolidate our interest in RDF. We now have a 7.4% ownership interest in RDF; accordingly, our economic interest in 75 Howard is 1.5%.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended December 31, 2017					Three Months Ended December 31, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$41,416	$32,658	$8,758	$—	$—	$31,307	$31,307	$—	$815
Total operating expenses	11,325	8,351	2,974	—	452	7,337	7,337	—	840

Net operating income	30,091	24,307	5,784	—	(452)	23,970	23,970	—	(25)
Depreciation and amortization	(16,495)	(11,542)	(4,953)	—	—	(11,639)	(11,639)	—	(259)
Interest and other income (loss), net	981	60	61	860	(53)	1,424	7	1,417	—
Interest and debt expense	(12,383)	(10,303)	(2,080)	—	—	(14,124)	(14,124)	—	—
Income from unconsolidated joint ventures	—	—	—	—	49	—	—	—	—
Unrealized gain on interest rate swaps	—	—	—	—	—	10,157	10,157	—	—

Net income (loss) before income taxes	2,194	2,522	(1,188)	860	(456)	9,788	8,371	1,417	(284)
Income tax benefit (expense)	7	9	(2)	—	—	—	—	—	(4)

Net income (loss)	$2,201	$2,531	$(1,190)	$860	$(456)	$9,788	$8,371	$1,417	$(288)

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	12.9%
Net income (loss)	$1,067	$1,244	$(387)	$210	$(66)	$4,319	$3,973	$346	$(39)
Add: Management fee income	470	149	321	—	8	108	108	—	248

PGRE’s share of net income (loss)	1,537	1,393	(66)	210	(58)	4,427	4,081	346	209
Add: Real estate depreciation and amortization	7,194	5,652	1,542	—	—	5,706	5,706	—	34

FFO (2)	8,731	7,045	1,476	210	(58)	10,133	9,787	346	243
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(4,977)	(4,977)	—	—

Core FFO (2)	$8,731	$7,045	$1,476	$210	$(58)	$5,156	$4,810	$346	$243

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	87.1%
Net income (loss)	$1,134	$1,287	$(803)	$650	$(390)	$5,469	$4,398	$1,071	$(249)
Less: Management fee expense	(470)	(149)	(321)	—	(8)	(108)	(108)	—	(248)

Net income (loss) attributable to noncontrolling interests	664	1,138	(1,124)	650	(398)	5,361	4,290	1,071	(497)
Add: Real estate depreciation and amortization	9,301	5,890	3,411	—	—	5,933	5,933	—	225

FFO (2)	9,965	7,028	2,287	650	(398)	11,294	10,223	1,071	(272)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(5,180)	(5,180)	—	—

Core FFO (2)	$9,965	$7,028	$2,287	$650	$(398)	$6,114	$5,043	$1,071	$(272)

(1)	Acquired on July 17, 2017.
(2)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Year Ended December 31, 2017					Year Ended December 31, 2016
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$143,934	$127,844	$16,090	$—	$1,338	$124,069	$124,069	$—	$3,363
Total operating expenses	36,708	31,149	5,559	—	953	29,763	29,763	—	2,716

Net operating income	107,226	96,695	10,531	—	385	94,306	94,306	—	647
Depreciation and amortization	(55,859)	(46,777)	(9,082)	—	(359)	(50,778)	(50,778)	—	(1,035)
Interest and other (loss) income, net	(15,092)	196	113	(15,401)	76	5,743	27	5,716	1
Interest and debt expense	(45,366)	(41,563)	(3,803)	—	—	(55,817)	(55,817)	—	—
Loss on early extinguishment of debt	(2,715)	(2,715)	—	—	—	—	—	—	—
Gain on sale of land parcel	—	—	—	—	23,406	—	—	—	—
Income from unconsolidated joint venture	—	—	—	—	182	—	—	—	—
Unrealized gain on interest rate swaps	1,802	1,802	—	—	—	34,178	34,178	—	—

Net (loss) income before income taxes	(10,004)	7,638	(2,241)	(15,401)	23,690	27,632	21,916	5,716	(387)
Income tax benefit (expense)	1	4	(3)	—	(2)	(37)	(37)	—	(6)

Net (loss) income	$(10,003)	$7,642	$(2,244)	$(15,401)	$23,688	$27,595	$21,879	$5,716	$(393)

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	12.9%
Net (loss) income	$(779)	$3,700	$(728)	$(3,751)	$3,518	$11,628	$10,235	$1,393	$(53)
Add: Management fee income	1,141	553	588	—	358	544	544	—	976

PGRE’s share of net income (loss)	362	4,253	(140)	(3,751)	3,876	12,172	10,779	1,393	923
Add: Real estate depreciation and amortization	25,746	22,921	2,825	—	40	24,881	24,881	—	138

FFO (2)	26,108	27,174	2,685	(3,751)	3,916	37,053	35,660	1,393	1,061
Add: Valuation allowance on preferred equity investment	4,780	—	—	4,780	—	—	—	—	—
Add: Loss on early extinguishment of debt	1,330	1,330	—	—	—	—	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	(3,118)	—	—	—	—
Less: Unrealized gain on interest rate swaps	(883)	(883)	—	—	—	(16,748)	(16,748)	—	—

Core FFO (2)	$31,335	$27,621	$2,685	$1,029	$798	$20,305	$18,912	$1,393	$1,061

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	87.1%
Net (loss) income	$(9,224)	$3,942	$(1,516)	$(11,650)	$20,170	$15,967	$11,644	$4,323	$(340)
Less: Management fee expense	(1,141)	(553)	(588)	—	(358)	(544)	(544)	—	(976)

Net (loss) income attributable to noncontrolling interests	(10,365)	3,389	(2,104)	(11,650)	19,812	15,423	11,100	4,323	(1,316)
Add: Real estate depreciation and amortization	30,113	23,856	6,257	—	319	25,897	25,897	—	897

FFO (2)	19,748	27,245	4,153	(11,650)	20,131	41,320	36,997	4,323	(419)
Add: Valuation allowance on preferred equity investment	14,808	—	—	14,808	—	—	—	—	—
Add: Loss on early extinguishment of debt	1,385	1,385	—	—	—	—	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	(20,288)	—	—	—	—
Less: Unrealized gain on interest rate swaps	(919)	(919)	—	—	—	(17,430)	(17,430)	—	—

Core FFO (2)	$35,022	$27,711	$4,153	$3,158	$(157)	$23,890	$19,567	$4,323	$(419)

(1)	Acquired on July 17, 2017.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2017				As of December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
PGRE Ownership		50.0%	5.0%	Various		50.0%	9.5%
ASSETS:
Real estate, net	$1,196,116	$202,040	$873,142	$120,934	$213,903	$207,632	$6,271
Cash and cash equivalents	52,132	31,511	18,642	1,979	19,089	18,430	659
Restricted cash	4,726	4,726	—	—	75	75	—
Accounts and other receivables, net	296	296	—	—	300	300	—
Deferred rent receivable	15,446	13,456	1,990	—	12,790	12,790	—
Deferred charges, net	7,848	7,848	—	—	8,907	8,907	—
Intangible assets, net	126,422	—	126,422	—	—	—	—
Other assets	1,148	197	105	846	690	199	491

Total Assets	$1,404,134	$260,074	$1,020,301	$123,759	$255,754	$248,333	$7,421

LIABILITIES:
Notes and mortgages payable, net	$886,902	$296,132	$567,799	$22,971	$269,063	$245,990	$23,073
Accounts payable and accrued expenses	12,560	4,435	7,382	743	3,633	3,460	173
Other liabilities	1,636	180	850	606	5,473	5,323	150

Total Liabilities	901,098	300,747	576,031	24,320	278,169	254,773	23,396

EQUITY:
Total Equity	503,036	(40,673)	444,270	99,439	(22,415)	(6,440)	(15,975)

Total Liabilities and Equity	$1,404,134	$260,074	$1,020,301	$123,759	$255,754	$248,333	$7,421

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$36,653	$14,296	$20,412	$1,945	$15,104	$14,108	$996
Total operating expenses	13,983	6,173	6,994	816	5,921	5,753	168

Net operating income	22,670	8,123	13,418	1,129	9,183	8,355	828
Depreciation and amortization expense	(12,201)	(3,066)	(9,033)	(102)	(2,976)	(2,883)	(93)
Interest and other income, net	139	82	55	2	19	19	—
Interest and debt expense	(8,913)	(2,702)	(5,943)	(268)	(3,101)	(2,841)	(260)
Unrealized gain on interest rate swaps	—	—	—	—	1,553	1,553	—

Net income (loss) before income taxes	1,695	2,437	(1,503)	761	4,678	4,203	475
Income tax expense	—	—	—	—	(3)	—	(3)

Net income (loss)	$1,695	$2,437	$(1,503)	$761	$4,675	$4,203	$472

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$1,245	$1,218	$(71)	$98	$2,147	$2,102	$45
Less: Step-up basis adjustment	(27)	—	—	(27)	(25)	—	(25)
Less: Earnings in excess of distributions received	(176)	(176)	—	—	—	—	—

PGRE’s share of net income (loss)	1,042	1,042	(71)	71	2,122	2,102	20
Less: Noncontrolling interests	(45)	—	—	(45)	—	—	—
Add: Real estate depreciation and amortization	2,021	1,533	452	36	1,476	1,442	34

FFO (3)	3,018	2,575	381	62	3,598	3,544	54
Add: Earnings in excess of distributions received	176	176	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(777)	(777)	—

Core FFO (3)	$3,194	$2,751	$381	$62	$2,821	$2,767	$54

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$450	$1,219	$(1,432)	$663	$2,529	$2,102	$427
Add: Real estate depreciation and amortization	10,207	1,533	8,581	93	1,526	1,442	84

FFO (3)	10,657	2,752	7,149	756	4,055	3,544	511
Less: Unrealized gain on interest rate swaps	—	—	—	—	(777)	(777)	—

Core FFO (3)	$10,657	$2,752	$7,149	$756	$3,278	$2,767	$511

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Year Ended December 31, 2017				Year Ended December 31, 2016
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	Oder-Center, Germany
Total revenues	$140,426	$57,536	$76,388	$6,502	$60,797	$56,573	$4,224
Total operating expenses	51,390	24,438	24,727	2,225	23,670	22,826	844

Net operating income	89,036	33,098	51,661	4,277	37,127	33,747	3,380
Depreciation and amortization expense	(46,409)	(12,128)	(33,899)	(382)	(12,509)	(12,127)	(382)
Interest and other income, net	381	222	150	9	68	68	—
Interest and debt expense	(33,461)	(11,353)	(21,080)	(1,028)	(12,212)	(11,128)	(1,084)
Unrealized gain on interest rate swaps	1,896	1,896	—	—	4,109	4,109	—

Net income (loss) before income taxes	11,443	11,735	(3,168)	2,876	16,583	14,669	1,914
Income tax expense	(2)	—	—	(2)	(10)	—	(10)

Net income (loss)	$11,441	$11,735	$(3,168)	$2,874	$16,573	$14,669	$1,904

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	9.5%
Net income (loss)	$6,083	$5,867	$(152)	$368	$7,516	$7,335	$181
Less: Step-up basis adjustment	(103)	—	—	(103)	(103)	—	(103)
Add: Distributions in excess of basis	14,205	14,205	—	—	—	—	—

PGRE’s share of net income (loss)	20,185	20,072	(152)	265	7,413	7,335	78
Less: Noncontrolling interests	(164)	—	—	(164)	—	—	—
Add: Real estate depreciation and amortization	7,901	6,064	1,698	139	6,203	6,064	139

FFO (3)	27,922	26,136	1,546	240	13,616	13,399	217
Less: Distributions in excess of basis	(14,205)	(14,205)	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(2,055)	(2,055)	—

Core FFO (3)	$12,769	$10,983	$1,546	$240	$11,561	$11,344	$217

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	90.5%
Net income (loss)	$5,358	$5,868	$(3,016)	$2,506	$9,058	$7,335	$1,723
Add: Real estate depreciation and amortization	38,611	6,064	32,201	346	6,410	6,064	346

FFO (3)	43,969	11,932	29,185	2,852	15,468	13,399	2,069
Less: Unrealized gain on interest rate swaps	(948)	(948)	—	—	(2,055)	(2,055)	—

Core FFO (3)	$43,021	$10,984	$29,185	$2,852	$13,413	$11,344	$2,069

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited and in thousands, except square feet and per square foot amounts)

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the  underlying investments, as of December 31, 2017.

		PGRE Ownership	Fixed / Variable rate	Interest Rate			Face Amount		Fair Value
Investments	Investment Type					Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%		Jan-2022	$50,000	$645	$50,316	$649
700 Eighth Avenue	Mortgage/Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	7.39%		Jan-2019	74,000	955	74,439	960
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%		Jun-2023	55,000	710	55,446	715
				5.50	% -	Oct-2018 to
Other	Mezzanine Loan/Preferred Equity	1.3%	Various	9.61%		Dec-2027	186,815	2,405	189,441	2,435

							$365,815	$4,715	$369,642	$4,759

	Total	Our Share
Committed capital	$775,200	$10,000
Called and/or invested	(369,950)	(4,772)

Available to be invested	$405,250	$5,228

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of December 31, 2017
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,583,100
$800 million Revolving Credit Facility (2)			—

			3,583,100
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			180,990

PGRE’s share of total debt (3)			3,109,748

	Shares /Units Outstanding	Share Price as of December 31, 2017
Equity:
Common stock	240,427,022	$15.85	3,810,768
Operating Partnership units	24,620,279	15.85	390,231

Total equity	265,047,301	15.85	4,200,999

Total Market Capitalization			$7,310,747

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	On January 10, 2018, we amended and extended our revolving credit facility. The maturity date of our revolving credit facility was extended from November 2018 to January 2022, with two six-month extension options, and the capacity was increased to $1.0 billion from $800 million.
(3)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,030,100	3.53%	$1,000,000	3.54%	$30,100	3.11%
1301 Avenue of the Americas	850,000	3.10%	500,000	3.05%	350,000	3.18%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza (1)	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street (2)	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility (3)	—	—	—	—	—	—

Total consolidated debt	3,583,100	3.61%	3,203,000	3.66%	380,100	3.17%
Noncontrolling interest’s share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (4)	$2,928,758	3.54%	$2,548,658	3.59%	$380,100	3.17%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue (5)	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	3.93%	—	—	575,000	3.93%
Oder-Center, Germany	22,971	4.62%	22,971	4.62%	—	—

Total unconsolidated debt	897,971	3.77%	322,971	3.48%	575,000	3.93%
Joint venture partners’ share	(716,981)	3.84%	(170,789)	3.54%	(546,192)	3.93%

GRE’s share of unconsolidated debt (4)	$180,990	3.49%	$152,182	3.41%	$28,808	3.93%

PGRE’s share of Total Debt (4)	$3,109,748	3.53%	$2,700,840	3.58%	$408,908	3.22%

Revolving Credit Facility Covenants: (6)	Required	Actual
Total Debt / Total Assets	Less than 60%	42.3%
Secured Debt / Total Assets	Less than 50%	42.0%
Fixed Charge Coverage	Greater than 1.5x	2.8x
Unsecured Debt / Unencumbered Assets	Less than 60%	1.5%
Unencumbered Interest Coverage	Greater than 1.75x	38.3x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,182

Total fixed rate debt	2,700,840	86.9%

Variable rate debt:
PGRE’s consolidated variable rate debt	380,100
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	408,908	13.1%

PGRE’s share of Total Debt (3)	$3,109,748	100.0%

(1)	On January 19, 2017, we completed a $975,000 refinancing of One Market Plaza. The new seven-year interest-only loan matures in February 2024.
(2)	On July 17, 2017, we assumed this loan in connection with the acquisition of 50 Beale Street.
(3)	On January 10, 2018, we amended and extended our revolving credit facility.
(4)	See page 43 for our definition of this measure.
(5)	On June 13, 2017, we completed a $300,000 refinancing of 712 Fifth Avenue. The new ten-year interest-only loan matures in July 2027.
(6)	This section presents ratios as of December 31, 2017 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2018	2019	2020	2021	2022	Thereafter	Total
1301 Avenue of the Americas	$—	$—	$—	$850,000	$—	$—	$850,000
50 Beale Street	—	—	—	228,000	—	—	228,000
1633 Broadway	—	—	—	—	1,030,100		1,030,100
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	1,078,000	1,030,100	1,475,000	3,583,100
Noncontrolling interest’s share	—	—	—	(157,092)	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$—	$920,908	$1,030,100	$977,750	$2,928,758

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	575,000	—	575,000
Oder-Center, Germany	—	—	—	—	22,971	—	22,971

Total unconsolidated debt	—	—	—	—	597,971	300,000	897,971
Joint venture partners’ share	—	—	—	—	(566,981)	(150,000)	(716,981)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$—	$30,990	$150,000	$180,990

PGRE’s share of total debt (1)	$—	$—	$—	$920,908	$1,061,090	$1,127,750	$3,109,748

Weighted average rate	—	—	—	3.14%	3.54%	3.84%	3.53%

% of debt maturing	—	—	—	29.6%	34.1%	36.3%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot  amounts)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of December 31, 2017
New York:
1633 Broadway	West Side	100.0%	2,518,196	95.4%	86.8%	$151,729	$72.61
1301 Avenue of the Americas	Sixth Avenue /Rock Center	100.0%	1,781,571	97.9%	90.5%	120,990	75.87
1325 Avenue of the Americas	Sixth Avenue /Rock Center	100.0%	808,998	80.9%	77.2%	41,048	66.34
31 West 52nd Street	Sixth Avenue /Rock Center	100.0%	761,790	78.0%	78.0%	52,333	85.04
900 Third Avenue	East Side	100.0%	598,903	94.7%	94.7%	41,206	73.13
712 Fifth Avenue	Madison /Fifth Avenue	50.0%	543,386	95.1%	94.6%	57,382	112.23
60 Wall Street (3)	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal /Weighted average			8,638,327	93.8%	89.4%	538,288	70.58

PGRE’s share			6,822,588	92.4%	86.8%	439,684	75.58

Washington, D.C.:
425 Eye Street	East End	100.0%	372,552	98.7%	98.5%	16,799	45.91
2099 Pennsylvania Avenue	CBD	100.0%	208,905	88.9%	86.4%	14,175	78.51
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,638	82.02
Liberty Place	East End	100.0%	174,090	94.9%	92.6%	13,871	85.49

Subtotal /Weighted average			946,502	96.1%	95.0%	60,483	67.15

PGRE’s share			946,502	96.1%	95.0%	60,483	67.15

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,136	97.7%	96.6%	112,177	72.50
One Front Street	North Financial District	100.0%	646,759	99.3%	85.3%	34,419	62.14
50 Beale Street (4)	South Financial District	31.1%	660,625	82.6%	78.2%	29,399	57.27

Subtotal /Weighted average			2,890,520	94.6%	89.9%	175,995	67.32

PGRE’s share			1,627,950	96.4%	89.8%	98,529	66.95

Total /Weighted average			12,475,349	94.2%	89.9%	$774,766	$69.54

PGRE’s share			9,397,040	93.5%	88.1%	$598,696	$73.10

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	Acquired on January 24, 2017.

(4)	Acquired on July 17, 2017.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2017		As of September 30, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	90.8%	90.8%	4.6%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	80.9%	80.9%	80.7%	80.7%	0.2%
31 West 52nd Street	100.0%	78.0%	78.0%	77.7%	77.7%	0.3%
900 Third Avenue	100.0%	94.7%	94.7%	97.8%	97.8%	(3.1%)
712 Fifth Avenue	50.0%	95.1%	95.1%	95.1%	95.1%	—%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		93.8%	93.8%	92.7%	92.7%	1.1%

PGRE’s share		92.4%	92.4%	90.9%	90.9%	1.5%

Washington, D.C.:
425 Eye Street	100.0%	98.7%	98.7%	98.5%	98.5%	0.2%
2099 Pennsylvania Avenue	100.0%	88.9%	88.9%	88.9%	88.9%	—%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	94.9%	94.9%	92.4%	92.4%	2.5%

Weighted average		96.1%	96.1%	95.5%	95.5%	0.6%

PGRE’s share		96.1%	96.1%	95.5%	95.5%	0.6%

San Francisco:
One Market Plaza	49.0%	97.7%	97.7%	97.9%	97.9%	(0.2%)
One Front Street	100.0%	99.3%	99.3%	99.5%	99.5%	(0.2%)
50 Beale Street	31.1%	82.6%	82.6%	78.2%	78.2%	4.4%

Weighted average		94.6%	94.6%	93.8%	93.8%	0.8%

PGRE’s share		96.4%	96.4%	96.1%	96.1%	0.3%

Weighted average		94.2%	94.2%	93.1%	93.1%	1.1%

PGRE’s share		93.5%	93.5%	92.3%	92.3%	1.2%

(1)	See page 43 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of December 31, 2017		As of December 31, 2016		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	86.3%	86.3%	9.1%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	93.7%	93.7%	4.2%
1325 Avenue of the Americas	100.0%	80.9%	80.9%	96.5%	96.5%	(15.6%)
31 West 52nd Street	100.0%	78.0%	78.0%	84.5%	84.5%	(6.5%)
900 Third Avenue	100.0%	94.7%	94.7%	98.0%	98.0%	(3.3%)
712 Fifth Avenue	50.0%	95.1%	95.1%	97.1%	97.1%	(2.0%)
60 Wall Street (2)	5.0%	100.0%	—	—	—	—%

Weighted average		93.8%	92.4%	91.0%	91.0%	1.4%

PGRE’s share		92.4%	92.3%	90.7%	90.7%	1.6%

Washington, D.C.:
Waterview (3)	100.0%	—	—	98.7%	—	—%
425 Eye Street	100.0%	98.7%	98.7%	97.7%	97.7%	1.0%
2099 Pennsylvania Avenue	100.0%	88.9%	88.9%	82.3%	82.3%	6.6%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	94.9%	94.9%	89.9%	89.9%	5.0%

Weighted average		96.1%	96.1%	95.5%	93.3%	2.8%

PGRE’s share		96.1%	96.1%	95.5%	93.3%	2.8%

San Francisco:
One Market Plaza	49.0%	97.7%	97.7%	98.7%	98.7%	(1.0%)
One Front Street	100.0%	99.3%	99.3%	99.4%	99.4%	(0.1%)
50 Beale Street (4)	31.1%	82.6%	—	—	—	—%

Weighted average		94.6%	98.2%	98.9%	98.9%	(0.7%)

PGRE’s share		96.4%	98.4%	99.0%	99.0%	(0.6%)

Weighted average		94.2%	94.0%	93.3%	92.9%	1.1%

PGRE’s share		93.5%	93.6%	92.7%	92.3%	1.3%

(1)	See page 43 for our definition of this measure.
(2)	Acquired on January 24, 2017.
(3)	Sold on May 3, 2017.
(4)	Acquired on July 17, 2017.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
Top 10 Tenants:	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
As of December 31, 2017
Barclays Capital, Inc.	1301 Avenue of the Americas & 2099 Pennsylvania Avenue	Dec-2020	(2)	500,790	(2)	500,790	(2)	5.3%	$32,457	$64.81	5.4%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	28,203	87.88	4.7%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	26,218	79.69	4.4%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.4%	25,343	79.12	4.2%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	24,913	79.68	4.2%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,124	73.32	3.2%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,487		293,487		3.1%	16,947	57.74	2.8%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.5%	14,416	60.35	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,354	70.57	2.4%
U.S. General Services Administration	425 Eye St	Jun-2021		310,450		310,450		3.3%	14,332	46.17	2.4%

	PGRE’s Share of
Industry Diversification:	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
As of December 31, 2017
Legal Services	1,797,586	21.9%	$138,432	23.1%
Financial Services - Commercial and Investment Banking	1,727,381	21.0%	123,130	20.6%
Technology and Media	1,428,952	17.4%	94,288	15.7%
Financial Services, all others	930,909	11.3%	79,193	13.2%
Insurance	554,680	6.8%	43,370	7.2%
Retail	270,738	3.3%	22,480	3.8%
Government	345,278	4.2%	16,830	2.8%
Real Estate	226,434	2.8%	15,544	2.6%
Consumer Products	192,620	2.3%	14,804	2.5%
Other	733,244	9.0%	50,625	8.5%

(1)	See page 43 for our definition of this measure.
(2)	3,372 square feet leased at 2099 Pennsylvania Avenue expires on June 30, 2023.
(3)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended December 31, 2017
Total square feet leased	334,623	189,032	4,823	140,768
PGRE’s share of total square feet leased:	301,745	185,438	4,823	111,484
Initial rent (1)	$74.44	$73.77	$83.55	$75.21
Weighted average lease term (in years)	8.0	9.9	8.5	4.9
Tenant improvements and leasing commissions:
Per square foot	$79.27	$107.45	$41.58	$34.59
Per square foot per annum	$9.93	$10.88	$4.87	$7.10
Percentage of initial rent	13.3%	14.7%	5.8%	9.4%
Rent concessions:
Average free rent period (in months)	9.8	14.3	9.4	2.6
Average free rent period per annum (in months)	1.2	1.4	1.1	0.5
Second generation space: (1)
Square feet	167,442	65,065	—	102,377
GAAP basis:
Straight-line rent	$74.75	$67.42	$—	$79.36
Prior straight-line rent	$74.50	$66.31	$—	$79.66
Percentage increase (decrease)	0.3%	1.7%	—	(0.4%)
Cash basis
Initial rent (1)	$73.62	$70.37	$—	$75.67
Prior escalated rent	$71.24	$84.12	$—	$63.13
Percentage increase (decrease)	3.3%	(16.3%)	—	19.9%

(1)	See page 43 for our definition of this measure.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Year Ended December 31, 2017
Total square feet leased	1,281,503	713,410	24,425	543,668
PGRE’s share of total square feet leased:	1,161,176	684,048	24,425	452,703
Initial rent (1)	$77.42	$78.83	$73.03	$75.52
Weighted average lease term (in years)	9.0	10.3	8.3	7.1
Tenant improvements and leasing commissions:
Per square foot	$84.75	$102.26	$61.31	$59.58
Per square foot per annum	$9.39	$9.93	$7.34	$8.35
Percentage of initial rent	12.1%	12.6%	10.1%	11.1%
Rent concessions:
Average free rent period (in months)	7.6	10.7	8.9	2.9
Average free rent period per annum (in months)	0.8	1.0	1.1	0.4
Second generation space: (1)
Square feet	761,860	322,696	—	439,164
GAAP basis:
Straight-line rent	$75.96	$77.05	$—	$75.18
Prior straight-line rent	$69.90	$73.88	$—	$67.07
Percentage increase	8.7%	4.3%	—	12.1%
Cash basis:
Initial rent (1)	$77.96	$81.23	$—	$75.63
Prior escalated rent	$68.92	$84.49	$—	$57.84
Percentage increase (decrease)	13.1%	(3.9%)	—	30.8%

(1)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	7,865	5,509	$310	$58.44	0.0%

1Q 2018	44,447	38,844	2,959	76.15	0.5%
2Q 2018	61,701	41,818	3,825	92.00	0.6%
3Q 2018	28,259	25,082	1,374	58.32	0.2%
4Q 2018	47,526	34,309	3,427	99.89	0.5%

Total 2018	181,933	140,053	11,585	84.03	1.8%

2019	697,883	580,536	43,727	75.69	6.9%
2020	787,238	514,577	37,247	71.58	5.8%
2021	1,626,605	1,408,925	89,239	64.16	14.0%
2022	2,389,183	569,236	38,664	75.61	6.1%
2023	723,782	661,845	51,016	77.74	8.0%
2024	705,685	671,903	52,318	78.06	8.2%
2025	873,820	599,539	43,551	72.69	6.8%
2026	753,435	666,818	49,240	70.65	7.7%
2027	125,471	117,455	9,530	81.17	1.5%
Thereafter	2,831,701	2,805,952	211,826	75.06	33.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

Year of Lease Expiration (2)	Total Square Feet of Expiring Leases	PGRE’s Share of
		Square Feet of Expiring Leases	Annualized Rent (1)		% of
			Amount	Per Square Foot (3)	Annualized Rent
Month to Month	921	921	$121	$—	0.0%

1Q 2018	42,985	38,132	2,899	76.02	0.6%
2Q 2018	58,777	40,813	3,755	92.56	0.8%
3Q 2018	2,680	1,340	163	101.98	0.0%
4Q 2018	38,340	25,123	3,016	120.06	0.6%

Total 2018	142,782	105,408	9,833	93.25	2.0%

2019	346,258	329,082	27,260	84.66	5.8%
2020	332,981	295,388	23,441	79.44	5.0%
2021	958,624	910,899	62,721	71.05	13.3%
2022	1,786,888	231,932	12,135	67.01	2.6%
2023	506,604	479,348	36,216	76.31	7.7%
2024	573,139	552,063	42,845	77.83	9.1%
2025	125,482	96,048	8,205	85.43	1.7%
2026	580,801	565,656	42,028	70.54	8.9%
2027	85,378	85,378	7,084	82.97	1.5%
Thereafter	2,646,437	2,633,065	199,630	75.35	42.4%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
Lease Expiration (2)			Amount	Per Square Foot (3)
Month to Month	—	—	$—	$—	—

1Q 2018	—	—	—	—	—
2Q 2018	—	—	—	—	—
3Q 2018	—	—	—	—	—
4Q 2018	—	—	—	—	—

Total 2018	—	—	—	—	—

2019	42,081	42,081	3,582	78.05	5.9%
2020	33,136	33,136	2,614	78.89	4.3%
2021	314,154	314,154	15,506	47.56	25.5%
2022	38,919	38,919	2,531	65.03	4.2%
2023	149,178	149,178	12,504	84.45	20.6%
2024	78,811	78,811	6,264	79.61	10.3%
2025	56,565	56,565	4,693	82.96	7.7%
2026	32,011	32,011	2,261	70.65	3.7%
2027	24,373	24,373	1,939	79.54	3.2%
Thereafter	123,873	123,873	8,870	71.61	14.6%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot  amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
Lease Expiration (2)			Amount	Per Square Foot (3)
Month to Month	6,944	4,588	$189	$58.44	0.2%

1Q 2018	1,462	712	60	83.35	0.1%
2Q 2018	2,924	1,005	70	69.65	0.1%
3Q 2018	25,579	23,742	1,211	55.50	1.1%
4Q 2018	9,186	9,186	411	44.70	0.4%

Total 2018	39,151	34,645	1,752	53.43	1.7%

2019	309,544	209,373	12,885	61.57	12.2%
2020	421,121	186,053	11,192	57.70	10.6%
2021	353,827	183,872	11,012	59.94	10.4%
2022	563,376	298,385	23,998	80.50	22.6%
2023	68,000	33,319	2,296	68.17	2.2%
2024	53,735	41,029	3,209	78.21	3.0%
2025	691,773	446,926	30,653	68.64	28.9%
2026	140,623	69,151	4,951	71.53	4.7%
2027	15,720	7,704	507	66.22	0.5%
Thereafter	61,391	49,014	3,326	68.54	3.0%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended December 31, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$8,623	$6,536	$542	$1,367	$178
Second generation tenant improvements	7,502	2,971	—	4,531	—
Second generation leasing commissions	3,242	1,700	15	1,527	—
First generation leasing costs and other capital expenditures	7,094	5,123	1,252	719	—

Total Capital Expenditures	$26,461	$16,330	$1,809	$8,144	$178

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$4,331	$4,331	$—	$—	$—
One Market Plaza (Elevator Modernization)	1,304	—	—	1,304	—
Other	1,906	624	927	355	—

Total Redevelopment Expenditures	$7,541	$4,955	$927	$1,659	$—

	Three Months Ended December 31, 2016
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$7,600	$7,099	$105	$246	$150
Second generation tenant improvements	9,679	5,256	125	4,298	—
Second generation leasing commissions	2,025	1,697	15	313	—
First generation leasing costs and other capital expenditures	3,555	1,519	2,036	—	—

Total Capital Expenditures	$22,859	$15,571	$2,281	$4,857	$150

Redevelopment Expenditures (1)
Residential Development Fund	$1,623	$—	$—	$—	$1,623
1633 Broadway (Plaza and Retail Redevelopment)	694	694	—	—	—
Other	74	74	—	—	—

Total Redevelopment Expenditures	$2,391	$768	$—	$—	$1,623

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Year Ended December 31, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$19,038	$13,448	$1,792	$3,268	$530
Second generation tenant improvements	34,373	23,730	4	10,639	—
Second generation leasing commissions	16,344	7,747	15	8,582	—
First generation leasing costs and other capital expenditures	26,586	17,155	5,117	4,314	—

Total Capital Expenditures	$96,341	$62,080	$6,928	$26,803	$530

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$5,461	$5,461	$—	$—	$—
One Market Plaza (Elevator Modernization)	5,409	—	—	5,409	—
Residential Development Fund	2,896	—	—	—	2,896
Other	4,241	2,776	927	538	—

Total Redevelopment Expenditures	$18,007	$8,237	$927	$5,947	$2,896

	Year Ended December 31, 2016
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$20,516	$14,849	$1,770	$3,490	$407
Second generation tenant improvements	49,927	31,810	2,133	15,984	—
Second generation leasing commissions	8,524	6,093	644	1,787	—
First generation leasing costs and other capital expenditures	41,670	34,227	4,874	2,569	—

Total Capital Expenditures	$120,637	$86,979	$9,421	$23,830	$407

Redevelopment Expenditures (1)
1633 Broadway (Plaza and Retail Redevelopment)	$7,639	$7,639	$—	$—	$—
One Market Plaza (Lobby and Retail Repositioning)	4,656	—	—	4,656	—
Residential Development Fund	5,599	—	—	—	5,599
Other	1,359	1,359	—	—	—

Total Redevelopment Expenditures	$19,253	$8,998	$—	$4,656	$5,599

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is a supplemental measure that is calculated as net income (loss) plus interest expense, income taxes, depreciation and amortization expenses including our share of such adjustments of unconsolidated joint ventures. EBITDA provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDA should not be considered as (i) a substitute for net income (loss) determined in accordance with GAAP, (ii) a substitute for net cash flows from operating activities determined in accordance with GAAP, (iii) an indication of our financial performance or (iv) a measure of our liquidity. We also present PGRE’s share of EBITDA which represents our share of EBITDA generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Adjusted EBITDA is a supplemental measure that is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDA enhances the comparability of our EBITDA across periods. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. We also present our PGRE’s share of Adjusted EBITDA, which represents our share of Adjusted EBITDA generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.